Exhibit 32
                           SATELLITE ENTERPRISES CORP.

                CERTIFICATION PURSUANT 20 18 U.S.C SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Satellite Enterprises Corp. (the "Company") on Form 10-KSB For the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the Date hereof (the "Report"), I, Roy Piceni, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 905 of the Sarbanes - Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                       By: /s/ Roy Piceni
                                           ----------------------------
                                           Roy Piceni
                                           Chief Executive Officer and
                                           President


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                           SATELLITE ENTERPRISES CORP.

                CERTIFICATION PURSUANT 20 18 U.S.C SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Satellite Enterprises Corp. (the "Company") on Form 10-KSB For the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the Date hereof (the "Report"), I, Niels Reijers, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 905 of the Sarbanes -Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        By: /s/ Niels Reijers
                                            ---------------------------
                                            Niels Reijers
                                            Chief Financial Officer